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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K



        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

        Date of Report (Date of earliest event Reported): August 1, 2002





                             SCHOLASTIC CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)




   DELAWARE                             0-19860               13-3385513
   (State or other               (Commission File Number)     (IRS Employer
   jurisdiction of incorporation)                           Identification No.)

557 BROADWAY, NEW YORK, NEW YORK                                   10012
   (Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (212) 343-6100


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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED AUGUST 1, 2002
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ITEM 5. OTHER EVENTS

On August 1, 2002, Scholastic Corporation issued a press release announcing the settlement of a lawsuit filed in 1995, resulting in an after-tax charge of $0.8 million. The press release has been filed as an Exhibit to this Current Report and is incorporated by reference herein.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA
        FINANCIAL INFORMATION AND EXHIBITS


        Exhibit
        Number     Description of Document
        ------     -----------------------

        99.1       Press release of Scholastic Corporation, dated August 1, 2002





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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED AUGUST 1, 2002
EXHIBIT INDEX
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              Exhibit Number          Description of Document
              --------------          -----------------------


              Exhibit 99.1          Press release of Scholastic
                                    Corporation, dated August 1,
                                    2002